                                                                     EXHIBIT 4.1




                         PROVINCE HEALTHCARE COMPANY

   COMMON STOCK

      NUMBER                                                        SHARES

INCORPORATED UNDER THE LAWS OF                                 CUSIP 743977 10 0
   THE STATE OF DELAWARE
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT










is the owner of


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER
                                  SHARE, OF

                         PROVINCE HEALTHCARE COMPANY

The shares evidenced by this Certificate are transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and the amendments and restatements from time to time made thereto, copies of which are on file at the principal office of the Corporation. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
                     FIRST UNION NATIONAL BANK
                     (CHARLOTTE, NORTH CAROLINA)

                                        TRANSFER AGENT
                                        AND REGISTRAR


BY


AUTHORIZED SIGNATURE



------------------                                -----------------------


CHIEF FINANCIAL OFFICER AND SECRETARY             PRESIDENT AND CHIEF EXECUTIVE
                                                  OFFICER


                           [PROVINCE HEALTHCARE COMPANY
                                 CORPORATE SEAL]

                         PROVINCE HEALTHCARE COMPANY

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM  -- as tenants in common                                          UNIF GIFT MIN ACT               Custodian
        TEN ENT  -- as tenants by the entireties                                                    -------------           --------
        JT TEN   -- as joint tenants with right of                                                     (Cust)                (Minor)
                    survivorship and not as tenants                                                  under Uniform Gifts to Minors
                    in common                                                                         Act
                                                                                                          ------------------
                                                                                                               (State)


   Additional abbreviations may also be used though not in the above list.

        For value received, ______________hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
        --------------------------------------

        --------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:


                   ----------------------------------------------------------------------------------------------------
                   Notice:  The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



                   Signature(s) guaranteed:



                   -----------------------------------------------------------------------------------------------------
                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
                   AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.